OFI Carlyle Private Credit Fund

Supplement dated November 2, 2018 to the Prospectus

This supplement amends the prospectus of OFI Carlyle Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectus and retain it for future reference.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an affiliate of OppenheimerFunds, Inc. and its subsidiaries, announced that it has entered into a definitive agreement, whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

November 2, 2018	PS9920.001